EXHIBIT 10.33

                    [DEUTSCHE FINANCIAL SERVICES LETTERHEAD]

Allstar Systems, Inc.
6401 Southwest Freeway
Houston, TX 77074

Re:  Amendment Termination Extension

Gentlemen:

Allstar Systems, Inc. ("Allstar") and Deutsche Financial Services Corporation ("DFS") are parties to that certain Agreement dated as of August 5, 1996 (the "Agreement", capitalized terms used but not defined herein shall have the meanings given to them in the Agreement).

Allstar has requested that DFS extend the Amendment Termination Date. DFS and Allstar hereby agree that the Amendment Termination Date shall be modified to be the earlier to occur of the date of the IPO or December 31, 1996.

By your signature below, Allstar hereby agrees to the terms and conditions of this letter.

Very truly yours,
DEUTSCHE FINANCIAL SERVICES CORPORATION

By: /s/BOB POWELL
Name:  Bob Powell
Title: Regional Branch Manager

Accepted and agreed to as this 23RD day of October, 1996

ALLSTAR SYSTEMS, INC.
By: /s/ D.R. CHADWICK
Name:   D.R. CHADWICK
Title:  CHIEF FINANCIAL OFFICER

Guarantor Acknowledgment

  /s/ JAMES LONG
      James Long
Date: 10-23-96

Rhonda Long
Date:

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